Exhibit 99.1

For Immediate Release

Press Release

Regeneron Pharmaceuticals Announces Proposed Offering of

Convertible Senior Notes due 2016

Tarrytown, NY — October 17, 2011 — Regeneron Pharmaceuticals, Inc. (NASDAQ: REGN) (the “Company”) announced that it intends to offer, subject to market and other conditions, $400 million aggregate principal amount of convertible senior notes due 2016 in a private placement. The notes will be offered by the initial purchaser only to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended. The Company also intends to grant to the initial purchaser a 13-day option to purchase up to an additional $60 million aggregate principal amount of notes on the same terms and conditions.

The Company intends to use a portion of the proceeds of the offering, together with the proceeds from the warrant transactions, to fund the cost of the convertible note hedge transactions in connection with the offering, each as described below. The Company intends to use the remaining net proceeds for general corporate purposes.

The notes will be general senior unsecured obligations of the Company. The notes will be convertible, subject to certain conditions, into cash, shares of common stock of the Company, or a combination of cash and stock, at the Company’s option. The notes will mature on October 1, 2016 unless previously repurchased or converted in accordance with their terms prior to such date. The interest rate, conversion rate, conversion price and other terms of the notes will be determined at the time of the pricing of the offering.

In connection with the offering of the notes, the Company plans to enter into privately negotiated convertible note hedge and warrant transactions with counterparties that may include the initial purchaser and/or its affiliates. The convertible note hedge transactions will cover, subject to customary anti-dilution adjustments, the number of shares of the Company’s common stock that will initially underlie the notes, and are intended to reduce the dilutive impact of the conversion feature of the notes. The Company also expects to enter into privately negotiated warrant transactions with the hedge counterparties initially relating to the same number of shares of the Company’s common stock, which may be settled in net shares or cash at the Company’s option. The warrant transactions will have a dilutive effect to the extent that the market price per share of the Company’s common stock exceeds the applicable strike price of the warrants on any expiration date of the warrants. The Company expects that the counterparties or their affiliates will purchase shares of the Company’s common stock and/or enter into various over-the-counter derivative transactions with respect to the Company’s common stock concurrently with, or shortly after, the pricing of the notes and may unwind or enter into various over-the-counter derivatives and/or purchase or sell the Company’s common stock in secondary market transactions following the pricing of the notes.

In addition, if the initial purchaser exercises its option to purchase additional notes, the Company may enter into additional convertible note hedge and warrant transactions.

The notes, and any shares of the Company’s common stock issuable upon conversion of the notes, have not been and will not be registered under the Securities Act, or any state securities law, and may not be offered or sold in the United States or to, or for the account or benefit of, any U.S. persons absent registration under the Securities Act, except pursuant to an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. This press release does not constitute an offer to sell or a solicitation of an offer to buy any securities, including the notes or any shares of the Company’s common stock issuable upon conversion of the notes, nor shall there be any offer, solicitation or sale of any securities, including any notes or any shares of the Company’s common stock issuable upon conversion of the notes in any jurisdiction in which such offer, solicitation or sale would be unlawful.

About Regeneron Pharmaceuticals, Inc.

Regeneron is a fully integrated biopharmaceutical company that discovers, develops, manufacturers, and commercializes medicines for the treatment of serious medical conditions. In addition to ARCALYST® (rilonacept) Injection for Subcutaneous Use, which is approved for the treatment of a rare inflammatory condition, Regeneron has completed Phase 3 clinical trials of rilonacept for a new indication and of product candidates EYLEA™ (aflibercept injection; VEGF Trap Eye) in diseases of the eye and ZALTRAP® (aflibercept) (VEGF Trap) in colorectal cancer. EYLEA is currently under review with U.S. and European regulatory authorities. Additional therapeutic candidates developed from proprietary Regeneron technologies for creating fully human monoclonal antibodies are in earlier stage development programs in rheumatoid arthritis, pain, cholesterol reduction, allergic and immune conditions, and cancer.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”), which include, among other things, those concerning whether or not the Company will offer the notes or consummate the proposed offering, the final terms of the notes and the proposed offering, prevailing market conditions, the anticipated principal amount of the notes and the anticipated use of the proceeds of the proposed offering. The statements contained in this press release that are not purely historical are forward-looking statements within the meaning of the Act. Forward-looking statements may be identified by the words such as, but not limited to, “intend,” “expect,” “estimate,” “anticipate,” “believe,” “plan,” “should,” “may,” “could,” “will,” “continue,” and words or phrases of similar meaning. As the forward-looking statements are based on the Company’s current expectations, the Company cannot guarantee any related future results, levels of activity, performance or achievements. All forward-looking statements included in this press release are based on management’s assessment of information available to the Company on the date hereof or thereof and are subject to certain risks, uncertainties and assumptions. The forward-looking statements reflect the Company’s position as of the date they were made and the Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Actual results may differ materially from those projected in such forward-looking statements for a number of reasons including, but not limited to, the following: our expectations regarding clinical trials, development timelines, future IND filings for new product candidates, and regulatory filings and submissions for any of our product candidates in clinical development; fluctuations in our operating results, in particular if EYLEATM or any of our other late-stage product candidates is approved for marketing, and our revenues, market share, and/or market acceptance of EYLEATM or such other products do not meet the expectations of investors or analysts; the possible success of any of our current or future product candidates; the determinations by regulatory and administrative governmental authorities which may delay or restrict our ability to continue to develop or commercialize our product and drug candidates; pricing or reimbursement actions or decisions by government authorities or insurers affecting the coverage or reimbursement of any of our product candidates or competitive products; our ability to raise additional capital as needed on favorable terms; public concern as to the safety or effectiveness of any of our product candidates; the uncertainty of market acceptance of our product and drug candidates; our ability to advance new antibody product candidates into clinical development; our ability to build a successful, integrated biopharmaceutical company; competing drugs that may be superior to our product and drug candidates; the data that will be generated by ongoing and planned clinical trials and the ability to use that data to support regulatory filings, including potential applications for marketing approval for any of our product candidates; the maintenance of any of our license or collaborative relationships, including, without limitation, those with Sanofi and Bayer HealthCare; our liquidity and our expectations regarding our future cash needs and our expectations regarding the possibility of raising additional capital; the risks associated with third party intellectual property and pending or future litigation relating thereto; and completion of this offering and the amount, and our use of the net proceeds of this offering. Additional information and considerations regarding the risks faced by the Company are available in our Annual Report on Form 10-K, as amended, for the year ended December 31, 2010 and our other filings with the Securities and Exchange Commission.

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Contact Information:

Michael Aberman, M.D.	Peter Dworkin
Investor Relations	Corporate Communications
914.847.7799	914.847.7640
michael.aberman@regeneron.com	peter.dworkin@regeneron.com